UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

In connection with the previously announced business combination between EVgo Services, LLC (“EVgo”) and Climate Change Crisis Real Impact I Acquisition Corporation (“CLII”), EVgo and CLII had the following advertisements posted on certain websites, including Yahoo, streetinsider.com, electrek.co, seekingalpha.com, thestreet.com, marketscreener.com, barrons.com, stocktwits.com, ipo-edge.com, cnbc.com, fool.com, Google and LinkedIn from time to time, commencing June 14, 2021:

Ad • www.climaterealimpactsolutions.com/cris1-vote

Shareholders of CLII Vote Now | EVgo Business Combination

Vote Now for Climate Change Crisis Real Impact I Acquisition Corporation’s (CLII)

CLII Encourages You to Vote ‘FOR’ Today! Important information: bit.ly/CLIIdisclosure

Ad • www.climaterealimpactsolutions.com/cris1-vote

Vote for CLII – EVgo Listing | Make Your Voice Be Heard

If You Owned Stock of CLII on May 19, You Are Entitled to Vote Before June 29

CLII Encourages You to Vote ‘FOR’ Today! Important information: bit.ly/CLIIdisclosure

Ad • www.climaterealimpactsolutions.com/cris1-vote

Limited Time to Vote | Vote for CLII – EVgo Listing

Vote before June 29 for CLII’s Business Combination with EVgo.

CLII Encourages You to Vote ‘FOR’ Today! Important information: bit.ly/CLIIdisclosure

In connection with the previously announced business combination between EVgo and CLII, the following communication was made available on LinkedIn on June, 15, 2021 which is being filed herewith as soliciting material.

In connection with the previously announced business combination between EVgo and CLII, the following communication was made available on Twitter on June, 15, 2021 which is being filed herewith as soliciting material.

In connection with the previously announced business combination between EVgo and CLII, the following communication was made available on Facebook on June, 15, 2021 which is being filed herewith as soliciting material.

Important Information and Where to Find It

In connection with the proposed business combination between EVgo and CLII and related transactions (the “Proposed Transactions”), CLII has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), which was distributed to holders of CLII’s common stock in connection with CLII’s solicitation of proxies for the vote by CLII’s stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about CLII, EVgo and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CLII through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150, Princeton, New Jersey 08540.

Participants in the Solicitation

CLII and EVgo and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of CLII and EVgo is set forth in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements in the related information that are not historical facts may constitute forward-looking statements are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in the related information, regarding CLII’s proposed business combination with EVgo, CLII’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in the related information, and on the current expectations of the respective management of CLII and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CLII or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CLII or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CLII’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CLII’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CLII’s or EVgo’s financial results is included from time to time in CLII’s public reports filed with the SEC, as well as the Proxy Statement that CLII has filed with the SEC in connection with CLII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CLII’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CLII nor EVgo presently know, or that CLII and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CLII’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of the related information. CLII and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CLII and EVgo may elect to update these forward-looking statements at some point in the future, CLII and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CLII’s or EVgo’s assessments as of any date subsequent to the date of the related information. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

The related information shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

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